Exhibit 4.5
VOTING AGREEMENT
          THIS VOTING AGREEMENT (the “Agreement”) is made and entered into as of November 17, 2004, by and among Qlik Technologies Inc., a Delaware corporation (the “Company”), QlikTech International AB, a company organized under the laws of Sweden (the “Subsidiary”), the holders of the Company’s Series AA Preferred Stock and Series A Preferred Stock (collectively, the “Preferred Stock”) listed on the Schedule of Investors attached as Schedule A hereto (collectively, the “Investors”) and the holders of Common Stock of the Company (the “Common Stock”) listed on the Schedule of Common Holders attached as Schedule B hereto (the “Common Holders”). The Company, the Investors and the Common Holders are individually each referred to herein as a “Party” and are collectively referred to herein as the “Parties.” The Company’s Board of Directors is referred to herein as the “Board”, and the Subsidiary’s Board of Directors is referred to herein as the “Subsidiary Board.”
WITNESSETH:
          WHEREAS, the Company, the Subsidiary and certain of the Investors have entered into that certain Series A Preferred Stock Purchase Agreement of even date herewith (the “Purchase Agreement”), which provides for, among other things, the purchase by such Investors of shares of the Company’s Series A Preferred Stock (the “Series A Preferred Stock”);
          WHEREAS, the Company’s Restated Certificate of Incorporation, as amended from time to time (the “Restated Certificate”), provides that (a) so long as at least Two Million Seven Hundred Thousand (2,700,000) shares of Series AA Preferred Stock are outstanding (as adjusted for any stock splits, stock dividends, combinations, subdivisions, recapitalizations or the like with respect to such series of Preferred Stock, the holders of shares of Series AA Preferred Stock (the “Series AA Stock”) shall elect one (1) member of the Board (the “Series AA Director”), (b) so long as at least Two Million (2,000,000) shares of Series A Preferred Stock are outstanding (as adjusted for any stock splits, stock dividends, combinations, subdivisions, recapitalizations or the like with respect to such series of Preferred Stock, the holders of shares of Series A Preferred Stock shall elect two (2) members of the Board (the “Series A Directors,” together with the Series AA Director, the “Preferred Directors”) and (c) the holders of Common Stock and holders of shares of Preferred Stock (on an as converted to Common Stock basis), voting together as a class, shall be entitled to elect the two (2) remaining members of the Board (the “Remaining Directors”);
          WHEREAS, the Subsidiary Board shall be comprised of (a) one (1) director nominated by holders of shares of Series AA Stock (the “Subsidiary Series AA Director”), (b) two (2) directors nominated by holders of Series A Preferred Stock (the “Subsidiary Series A Directors”) and (c) any remaining directors who shall be nominated by holders of shares of Common Stock and holders of shares of Preferred Stock (on an as converted to Common Stock basis), voting together as a class (the “Subsidiary Remaining Directors”); and
          WHEREAS, to induce certain of the Investors to enter into the Purchase Agreement and purchase shares of Series A Preferred Stock thereunder, the Company, the

Subsidiary, the holders of Series AA Preferred Stock and the Common Holders desire to enter into this Agreement with such Investors.
          NOW, THEREFORE, in consideration of the foregoing premises and certain other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:
          1. Agreement to Vote. Each Investor, as a holder of Preferred Stock, hereby agrees on behalf of itself and any transferee or assignee of any such shares of the Preferred Stock, to hold all of the shares of Preferred Stock registered in its name (and any securities of the Company issued with respect to, upon conversion of, or in exchange or substitution of the Preferred Stock, and any other voting securities of the Company subsequently acquired by such Investor) (hereinafter collectively referred to as the “Investor Shares”) subject to, and to vote the Investor Shares at a regular or special meeting of stockholders (or by written consent) in accordance with, the provisions of this Agreement. Each Common Holder, as a holder of Common Stock of the Company, hereby agrees on behalf of itself and any transferee or assignee of any such shares of Common Stock, to hold all of such shares of Common Stock and any other voting securities of the Company subsequently acquired by such Common Holder (and any securities of the Company issued with respect to, upon conversion of, or in exchange or substitution for such securities) (the “Common Holder Shares”) subject to, and to vote the Common Holder Shares at a regular or special meeting of stockholders (or by written consent) in accordance with, the provisions of this Agreement.
          2. Board Size. The holders of Investor Shares and Common Holder Shares shall vote at a regular or special meeting of stockholders (or by written consent) such shares that they own (or as to which they have voting power) to ensure that the size of the Board and the Subsidiary Board shall be set and remain at five (5) directors; provided, however, that the size of each such board may be subsequently increased or decreased pursuant to an amendment of this Agreement in accordance with Section 17 hereof.
          3. Election of Directors.
               (a) Board.
                    (i) In any election of directors of the Company to elect the Series AA Director, the Parties holding shares of Series AA Stock shall each vote at any regular or special meeting of stockholders (or by written consent) such number of shares of Series AA Stock then owned by them (or as to which they then have voting power) as may be necessary to elect one (1) director, which director shall initially be Claes Bjork.
                    (ii) In any election of directors of the Company to elect the Series A Directors, the Parties holding shares of Series A Preferred Stock shall each vote at any regular or special meeting of stockholders (or by written consent) such number of shares of Series A Preferred Stock then owned by them (or as to which they then have voting power) as may be necessary to elect (A) one (1) director nominated by Accel Europe L.P. (or its assign), which director shall initially be Bruce Golden, and (B) one (1) director nominated by Jerusalem Venture Partners (“JVP”) (or its assign), which director shall initially be Alex Ott.
                    (iii) In any election of a Remaining Director, the Investors and the Common Holders shall each vote at any regular or special meeting of stockholders (or by written consent) such number of voting securities of the Company then owned by them (or as to which they then have voting power) as may be necessary to elect (A) the Company’s Chief Executive Officer (as appointed by the Board from time to time) and (B) an individual having relevant industry experience relating to the Company’s business who is approved by each of the other members of the Board.
               (b) Subsidiary Board.
                    (i) In any election of directors of the Subsidiary to elect the Subsidiary Series AA Director, the Parties holding shares of Series AA Stock shall take all action as may be necessary to elect one (1) director, which director shall initially be Claes Bjork.
                    (ii) In any election of directors of the Subsidiary to elect the Subsidiary Series A Directors, the Parties holding shares of Series A Preferred Stock shall take all action as may be necessary to elect (A) one (1) director nominated by Accel Europe L.P. (or its assign), which director shall initially be Bruce Golden, and (B) one (1) director nominated by JVP (or its assign), which director shall initially be Alex Ott.
                    (iii) In any election of a Subsidiary Remaining Director, the Investors and the Common Holders shall take such action as may be necessary to elect (A) the Company’s Chief Executive Officer (as appointed by the Board from time to time) and (B) an individual having relevant industry experience relating to the Subsidiary’s business who is approved by each of the other members of the Subsidiary Board.
          4. Removal. Any director of the Board or the Subsidiary Board may be removed in the manner allowed by law and, in regards to the Company, the Company’s Restated Certificate and Bylaws, or in regards to the Subsidiary, the Subsidiary’s applicable charter instruments, but with respect to a director designated pursuant to subsection 3(a)(ii) or 3(b)(ii) above, such director may only be removed upon the vote or written consent of the stockholders entitled to nominate such director.
          5. Bring Along Right. In the event that the Investors holding at least sixty percent (60%) of the outstanding shares of the Preferred Stock then held by all Investors (voting on an as converted to Common Stock basis and together as a class) (the “Approving Preferred”) approve either (i) an acquisition of the Company by another entity by means of any transaction or series of related transactions (including, without limitation, any reorganization, merger or consolidation) that would result in the transfer of fifty percent (50%) or more of the outstanding voting power of the Company or in which the stockholders of the Company immediately prior to such transaction would own, as a result of such transaction, less than a majority of the voting securities, in the same relative proportions, of the successor or surviving corporation immediately thereafter or (ii) a sale of all or substantially all of the assets of the Company (such events described in subsections (i) and (ii) are referred to herein as a “Sale of the Company”), then each Investor and Common Holder hereby agrees with respect to all securities of the Company which it own(s) or otherwise exercises voting or dispositive authority:
               (a) In the event such transaction is to be brought to a vote at a stockholder meeting, after receiving proper notice of any meeting of stockholders of the Company to vote on the approval of a Sale of the Company, to be present, in person or by proxy, as a holder of shares of voting securities, at all such meetings and be counted for the purposes of determining the presence of a quorum at such meetings;
               (b) to vote (in person, by proxy or by action by written consent, as applicable) all shares of the capital stock of the Company as to which it has beneficial ownership in favor of such Sale of the Company and in opposition of any and all other proposals that could reasonably be expected to delay or impair the ability of the Company to consummate such Sale of the Company;
               (c) to refrain from exercising any dissenters’ rights or rights of appraisal under applicable law at any time with respect to such Sale of the Company;
               (d) to execute and deliver all related documentation and take such other action in support of the Sale of the Company as shall reasonably be requested by the Approving Preferred; and
               (e) except for this Agreement, neither any of the Parties hereto nor any affiliates thereof shall deposit any shares of capital stock beneficially owned by such Party or affiliate in a voting trust or subject any such shares of capital stock to any arrangement or agreement with respect to the voting of such shares of capital stock.
Notwithstanding the foregoing, no Investor or Common Holder shall be required to vote in the manner described by this Section 5 unless the net proceeds of such Sale of the Company are to be distributed to stockholders of the Company in accordance with the Restated Certificate.
          6. Legend on Share Certificates. Each certificate representing any Investor Shares or Common Holder Shares shall be endorsed by the Company with a legend reading substantially as follows:
“THE SHARES EVIDENCED HEREBY ARE SUBJECT TO A VOTING AGREEMENT (A COPY OF WHICH MAY BE OBTAINED UPON WRITTEN REQUEST FROM THE ISSUER), AND BY ACCEPTING ANY INTEREST IN SUCH SHARES THE PERSON ACCEPTING SUCH INTEREST SHALL BE DEEMED TO AGREE TO AND SHALL BECOME BOUND BY ALL THE PROVISIONS OF SAID VOTING AGREEMENT, INCLUDING THE RESTRICTIONS ON TRANSFER SET FORTH THEREIN.”

          7. Covenants of the Company and the Subsidiary. The Company and the Subsidiary agrees to use its respective best efforts to ensure that the rights granted hereunder are effective and that the Parties enjoy the benefits thereof. Such actions include, without limitation, the use of the Company’s and Subsidiary’s, as the case may be, best efforts to cause the nomination and election of the directors as provided above. Neither the Company nor the Subsidiary will, by any voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be performed hereunder by the Company or the Subsidiary, as applicable, but will at all times in good faith assist in the carrying out of all of the provisions of this Agreement and in the taking of all such actions as may be necessary, appropriate or reasonably requested by Investors constituting the Approving Preferred in order to protect the rights of the Investors hereunder against impairment.
          8. No Liability for Election of Recommended Directors. Neither the Parties nor any officer, director, stockholder, partner, retired partner, member, retired member, stockholder, employee, agent or related individual of any Party, makes any representation or warranty as to the fitness or competence of the nominee of any Party hereunder to serve on the Board or Subsidiary Board by virtue of such Party’s execution of this Agreement or by the act of such Party in voting for such nominee pursuant to this Agreement.
          9. Grant of Proxy. Upon the failure of any Party to vote their Investor Shares or Common Holder Shares, as applicable, in accordance with the terms of this Agreement, such Party hereby grants to a stockholder designated by the Board a proxy coupled with an interest in all Investor Shares and Common Holder Shares owned by such Party, which proxy shall be irrevocable until this Agreement terminates pursuant to its terms or this Section 9 is amended to remove such grant of proxy in accordance with Section 17 hereof, to vote all such Investor Shares and Common Holder Shares in the manner provided in Sections 2, 3 and 5 hereof.
          10. Director Expenses. The Company shall reimburse all non-employee directors of the Board or Subsidiary Board for all reasonable documented expenses incurred in their service as directors on such board.
          11. Specific Enforcement. It is agreed and understood that monetary damages would not adequately compensate an injured Party for the breach of this Agreement by any Party, that this Agreement shall be specifically enforceable, and that any breach or threatened breach of this Agreement shall be the proper subject of a temporary or permanent injunction or restraining order. Further, each Party hereto waives any claim or defense that there is an adequate remedy at law for such breach or threatened breach.
          12. Execution by the Company. The Company, by its execution in the space provided below, agrees that it will cause the certificates issued after the date hereof evidencing the shares of Investor Shares and Common Holder Shares, as applicable, to bear the legend required by Section 6 herein, and it shall supply, free of charge, a copy of this Agreement to any holder of a certificate evidencing shares of capital stock of the Company upon written request from such holder to the Company, at its principal office. The Parties hereto do hereby agree that the failure to cause the certificates evidencing the shares of Investor Shares and Common Holder

Shares to bear the legend required by Section 6 herein and/or failure of the Company to supply, free of charge, a copy of this Agreement as provided under this Section 12 shall not affect the validity or enforcement of this Agreement.
          13. Captions. The captions, headings and arrangements used in this Agreement are for convenience only and do not in any way limit or amplify the terms and provisions hereof.
          14. Notices. All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient; if not, then on the next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with an internationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the respective parties at the addresses set forth on the signature pages attached hereto (or at such other addresses as shall be specified by notice given in accordance with this Section 14).
          15. Term. This Agreement shall terminate and be of no further force or effect upon (a) the consummation of the Company’s firm commitment underwritten public offering of its Common Stock or other securities which offering includes the offer and sale of the Company’s Common Stock or other securities at a public offering price of not less than $3.15 per share (as adjusted for any stock splits, stock dividends, combinations, subdivisions, recapitalizations or the like) and an aggregate price of greater than $30,000,000, (b) the consummation of a Liquidation Event (as that term is defined in the Restated Certificate) of the Company, or (c) the required written consent pursuant to Section 17 hereof.
          16. Manner of Voting. The voting of shares pursuant to this Agreement may be effected in person, by proxy, by written consent, or in any other manner permitted by applicable law.
          17. Amendments and Waivers. Any term hereof may be amended and the observance of any term hereof may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of (a) the Company, (b) the Subsidiary, (c) the holders of a majority of the then outstanding Common Stock held by the Parties, and (d) the Investors constituting the Approving Preferred. Notwithstanding the foregoing, (a) the provisions of Sections 3(a)(ii)(A) and 3(b)(ii)(A) and the provisions of Section 4 as they relate to such subsections, may be amended and the observance of any term thereof may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of Accel Europe L.P. (or its assign) and (b) the provisions of Sections 3(a)(ii)(B) and 3(b)(ii)(B) and the provisions of Section 4 as they relate to such subsections, may be amended and the observance of any term thereof may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of JVP (or its assign). Any amendment or waiver so effected shall be binding upon the Parties hereto.

          18. Stock Splits, Stock Dividends, etc. In the event of any issuance of shares of the Company’s voting securities hereafter to any of the Parties hereto (including, without limitation, in connection with any stock split, stock dividend, recapitalization, reorganization or the like), such shares shall become subject to this Agreement and shall be endorsed with the legend set forth in Section 6.
          19. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.
          20. Restrictions on Transferability; Binding Effect. In addition to any restriction on transfer that may be imposed by any other agreement by which any Party hereto may be bound, this Agreement shall be binding upon the Parties, their respective heirs, successors, transferees and assigns and to such additional individuals or entities that may become stockholders of the Company and that desire to become Parties hereto; provided that for any such transfer to be deemed effective, the transferee shall have executed and delivered an Adoption Agreement substantially in the form attached hereto as Exhibit A. Upon the execution and delivery of an Adoption Agreement by any transferee reasonably acceptable to the Company, such transferee shall be deemed to be a Party hereto as if such transferee’s signature appeared on the signature pages hereto. By their execution hereof or any Adoption Agreement, each of the Parties hereto appoints the Company as its attorney-in-fact for the purpose of executing any Adoption Agreement which may be required to be delivered hereunder.
          21. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of North Carolina, without regard to conflicts of law principles thereof.
          22. Entire Agreement. This Agreement is intended to be the sole agreement of the Parties as it relates to this subject matter and does hereby supersede all other agreements of the Parties relating to the subject matter hereof.
          23. Additional Common Holders. Notwithstanding anything to the contrary contained herein, if the Company shall issue additional shares of Common Stock, any purchaser (who is not already a party to this Agreement or an Investor) of such shares of Common Stock shall become a party to this Agreement by executing and delivering an additional counterpart signature page to this Agreement and upon execution and delivery thereof shall be deemed a Common Holder hereunder.
          24. Counterparts. This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one (1) and the same instrument.

          IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY: QLIK TECHNOLOGIES INC.
By:	/s/ Måns Hultman
Name:
Title:

Address:

SUBSIDIARY: QLIKTECH INTERNATIONAL AB
By:	/s/ Måns Hultman
Name:
Title:

Address:

QLIK TECHNOLOGIES INC.
SIGNATURE PAGE TO VOTING AGREEMENT

          IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY: QLIK TECHNOLOGIES INC.
By:
	Name:	Måns Hultman

c/o QlikTech International AB Scheelevägen 17 SE-223 70 Lund SWEDEN

SUBSIDIARY: QLIKTECH INTERNATIONAL AB
By:	/s/ Ivana Flodr
	Name:	IVANA FLODR
Title:

Address:	29 DUNEATH ST #2
02119 BOSTON MA
USA

QLIK TECHNOLOGIES INC.
SIGNATURE PAGE TO VOTING AGREEMENT

INVESTOR: ACCEL EUROPE L.P.
By:	Accel Europe Associates, L.P.
Its General Partner

By:	Accel Europe Associates L.L.C.
Its General Partner

By:	/s/ Tracy L. Sedlock
ATTORNEY-IN-FACT

ACCEL EUROPE INVESTORS 2004 L.P.
By:	/s/ Tracy L. Sedlock
ATTORNEY-IN-FACT

Address:	Bruce Golden
Accel Partners
16 St. James St. London SW1A 1LP, United Kingdom Phone: 011 44 20 7170 1000 Facsimile: 011 44 20 7170 1099 E-mail: bgolden@accel.com

With a copy to:

Richard Zamboldi Accel Partners 428 University Avenue Palo Alto, CA 94301 Phone: (650) 614-4800 Facsimile: (650) 614-4880 E-mail: rzamboldi@accel.com

QLIK TECHNOLOGIES INC.
SIGNATURE PAGE TO VOTING AGREEMENT

INVESTOR: JERUSALEM VENTURE PARTNERS IV, L.P.
By:	Jerusalem Partners IV, L.P., its General Partner

By:	JVP Corp. IV, its General Partner

By:	/s/ Erel Margalit
Name:
Title:

JERUSALEM VENTURE PARTNERS IV-A, L.P.
By:	Jerusalem Partners IV, L.P., its General Partner

By:	JVP Corp. IV, its General Partner

By:	/s/ Erel Margalit
Name:
Title:

JERUSALEM VENTURE PARTNERS ENTREPRENEURS FUND IV, L.P.
By:	Jerusalem Partners IV, L.P., its General Partner

By:	JVP Corp. IV, its General Partner

By:	/s/ Erel Margalit
Name:
Title:

Address:	41 Madison Avenue, 25th Floor
New York, NY 10010

QLIK TECHNOLOGIES INC.
SIGNATURE PAGE TO VOTING AGREEMENT

INVESTOR: JERUSALEM VENTURE PARTNERS IV (ISRAEL), L.P.
By:	Jerusalem Partners IV — Venture Capital, L.P., its General Partner

By:	JVP Corp. IV, its General Partner

By:	/s/ Erel Margalit
Name:
Title:

Address:	Jerusalem Technology Park
Building 1
Malha Jerusalem 91487 Israel

QLIK TECHNOLOGIES INC.
SIGNATURE PAGE TO VOTING AGREEMENT

COMMON/SERIES AA PREFERRED STOCK HOLDERS: If an individual:

Signature

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Address:

If an entity: ACCEL EUROPE L.P.
By:	Accel Europe Associates, L.P.
Its General Partner

By:	Accel Europe Associates L.L.C.
Its General Partner

By:	/s/ Tracy L. Sedlock
ATTORNEY-IN-FACT

QLIK TECHNOLOGIES INC.
SIGNATURE PAGE TO VOTING AGREEMENT

COMMON/SERIES AA PREFERRED STOCK HOLDERS: If an individual:

Signature

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Address:

If an entity: ACCEL EUROPE INVESTORS 2004 L.P.
By:	/s/ Tracy L. Sedlock
ATTORNEY-IN-FACT

QLIK TECHNOLOGIES INC.
SIGNATURE PAGE TO VOTING AGREEMENT

COMMON/SERIES AA PREFERRED STOCK HOLDERS: If an individual:

Signature

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Address:

If an entity:
Jerusalem Venture Partners IV, L.P.
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By:	Jerusalem Partners IV, L.P.
Its General Partner

By:	JV Corp. IV
Its General Partner

By:	/s/ Erel Margalit
Print Name:

Address:	41 Madison Avenue, 25th Floor New York, NT 10010

QLIK TECHNOLOGIES INC.
SIGNATURE PAGE TO VOTING AGREEMENT

COMMON/SERIES AA PREFERRED STOCK HOLDERS: If an individual:

Signature

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Address:

If an entity:
Jerusalem Venture Partners IV-A, L.P.
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By:	Jerusalem Partners IV, L.P.
Its General Partner

By:	JV Corp. IV
Its General Partner

By:	/s/ Erel Margalit
Print Name:

Address:	41 Madison Avenue, 25th Floor New York, NT 10010

QLIK TECHNOLOGIES INC.
SIGNATURE PAGE TO VOTING AGREEMENT

COMMON/SERIES AA PREFERRED STOCK HOLDERS: If an individual:

Signature

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Address:

If an entity:
Jerusalem Venture Partners Entrepreneurs Fund IV, L.P.
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By:	Jerusalem Partners IV, L.P.
Its General Partner

By:	JV Corp. IV
Its General Partner

By:	/s/ Erel Margalit
Print Name:

Address:	41 Madison Avenue, 25th Floor
New York, NT 10010

QLIK TECHNOLOGIES INC.
SIGNATURE PAGE TO VOTING AGREEMENT

COMMON/SERIES AA PREFERRED STOCK HOLDERS: If an individual:

Signature

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Address:

If an entity:
Jerusalem Venture Partners IV (Israel), L.P.
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By:	Jerusalem Partners IV — Venture Capital, L.P.
Its General Partner

By:	JV Corp. IV
Its General Partner

By:	/s/ Erel Margalit
Print Name:

Address:	Jerusalem Technology Park, Bldg. 1
Malha, Jerusalem 91478 Israel

QLIK TECHNOLOGIES INC.
SIGNATURE PAGE TO VOTING AGREEMENT

COMMON/SERIES AA PREFERRED STOCK HOLDERS: If an individual:
/s/ Johan Averstedt
Signature

Johan Averstedt
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Address:	115 W 74 ST #4A
New York NY 10023

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By:

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Title

Address:

QLIK TECHNOLOGIES INC.
SIGNATURE PAGE TO VOTING AGREEMENT

STOCK HOLDERS: If an individual:
/s/ Roy Ahnall
Signature

ROY AHNELL
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c/o MM 2000 MARKMENT AB

Address:	KULLAGRÄND II
S-23942 FALSTERBO

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By:

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Title

Address:

QLIK TECHNOLOGIES INC.
SIGNATURE PAGE TO VOTING AGREEMENT

STOCK HOLDERS: If an individual:
/s/ Johan Asplund
Signature

Johan Asplund
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Address:	Sfövarevägen 4B
231 92 Trelleberg

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By:

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Title

Address:

QLIK TECHNOLOGIES INC.
SIGNATURE PAGE TO VOTING AGREEMENT

STOCK HOLDERS: If an individual:
/s/ Claes Björk
Signature

Claes Björk
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Address:	67 PARK AVE
GREENWICH, CT 06830, USA

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By:

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Title

Address:

QLIK TECHNOLOGIES INC.
SIGNATURE PAGE TO VOTING AGREEMENT

STOCK HOLDERS: If an individual:
/s/ Lars Christer Berg
Signature

Lars Christer Berg
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Address:	4008 Edward Pride Wynd
Raleigh, NC 27612 USA

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By:

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Title

Address:

QLIK TECHNOLOGIES INC.
SIGNATURE PAGE TO VOTING AGREEMENT

COMMON/SERIES AA PREFERRED STOCK HOLDERS:

If an individual:

Signature

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Address:

If an entity:

Björn Gustaf Berg Förvaltningsbdeg AB

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By:	/s/ Björn Berg

BJÖRN BERG

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Title

Address:	Seeblichweg 10, A-5700
Zell an See, Austria
QLIK TECHNOLOGIES INC.
SIGNATURE PAGE TO VOTING AGREEMENT

COMMON/SERIES AA PREFERRED STOCK HOLDERS:

If an individual:

/s/ Henrik Beén

Signature

HENRIK BEÉN
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Address:	RÅDMANSGATAN 7B
21146 MALMŌ

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By:

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Title

Address:

QLIK TECHNOLOGIES INC.
SIGNATURE PAGE TO VOTING AGREEMENT

COMMON/SERIES AA PREFERRED STOCK HOLDERS:

If an individual:

/s/ Lars Björk

Signature

Lars Björk

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Address:	Kalasgatan 3
261 47 Landskoona
Sweden

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By:

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Title

Address:

QLIK TECHNOLOGIES INC.
SIGNATURE PAGE TO VOTING AGREEMENT

COMMON/SERIES AA PREFERRED STOCK HOLDERS:

If an individual:

/s/ Karin Berglund

Signature

Karin Berglund

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Address:	Strōmandsv 3
23044 Bunheflostrand

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By:

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Title

Address:

QLIK TECHNOLOGIES INC.
SIGNATURE PAGE TO VOTING AGREEMENT

COMMON/SERIES AA PREFERRED STOCK HOLDERS:

If an individual:

/s/ Sten Berg

Signature

STEN BERG

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Address:	Malmöv 8 24010 Dalby

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By:

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Title

Address:

QLIK TECHNOLOGIES INC.
SIGNATURE PAGE TO VOTING AGREEMENT

COMMON/SERIES AA PREFERRED STOCK HOLDERS: If an individual:
/s/ Per Benteke
Signature

Per Benteke
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Address:	Regementsg 16
8-211 42 MALMÖ, SWE

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By:

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Title

Address:

QLIK TECHNOLOGIES INC.
SIGNATURE PAGE TO VOTING AGREEMENT

COMMON/SERIES AA PREFERRED STOCK HOLDERS: If an individual:
/s/ Lars-Inge Berg
Signature

LARS-INGE BERG
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Address:	Egnahemsv 19
16344 Spånga Sweden

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By:

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Title

Address:

QLIK TECHNOLOGIES INC.
SIGNATURE PAGE TO VOTING AGREEMENT

COMMON/SERIES AA PREFERRED STOCK HOLDERS: If an individual:
/s/ Johan Callin
Signature

JOHAN CALLIN
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Address:	GŌTGATAN 61
11621 STOCKHOLM

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QLIK TECHNOLOGIES INC.
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COMMON/SERIES AA PREFERRED STOCK HOLDERS: If an individual:
/s/ Mathias Carnemark
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Mathias Carnemark
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Address:	Bergalidsgärgen 4
13554 Tyresö

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QLIK TECHNOLOGIES INC.
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COMMON/SERIES AA PREFERRED STOCK HOLDERS: If an individual:
/s/ Adam Dahlberg
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Adam Dahlberg
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Address:	Villeq 22, 11432 Stockholm
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QLIK TECHNOLOGIES INC.
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COMMON/SERIES AA PREFERRED STOCK HOLDERS: If an individual:
/s/ Anna Dahlberg
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ANNA DAHLBERG
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Address:	Artillengatan 28L
11451 Stockholm, Sweden

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QLIK TECHNOLOGIES INC.
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COMMON/SERIES AA PREFERRED STOCK HOLDERS: If an individual:
/s/ Johan Dahlberg
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Johan Dahlberg
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Address:	Nykroppaqalan 14, 12332 FARSTH
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QLIK TECHNOLOGIES INC.
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COMMON/SERIES AA PREFERRED STOCK HOLDERS: If an individual:
/s/ Fredrik Ehnö
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Fredrik Ehnö
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Address:	Blekingegatan 40B
11662 Stockholm
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QLIK TECHNOLOGIES INC.
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COMMON/SERIES AA PREFERRED STOCK HOLDERS: If an individual:
/s/ Anna Falkenborn
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Anna Falkenborn
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Address:	Grubbaqatan 3A
25444 Helsingborg

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QLIK TECHNOLOGIES INC.
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COMMON/SERIES AA PREFERRED STOCK HOLDERS: If an individual:
/s/ Per Falkenborn
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PER FALKENBORN
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Address:	SM Franzens 9 5A
25440 Helsingberg

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QLIK TECHNOLOGIES INC.
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COMMON/SERIES AA PREFERRED STOCK HOLDERS:

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/s/ Staffan Gestrelius

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Staffan Gestrelius

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Address:	Annas Väg
24563 Hjärup Sweden

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QLIK TECHNOLOGIES INC.
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COMMON/SERIES AA PREFERRED STOCK HOLDERS:

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/s/ Harriet Gestrelius

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Harriet Gestrelius

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Address:	Annas v. 8
24563 Hjärup, SWEDEN

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QLIK TECHNOLOGIES INC.
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Gantro AB

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By:	/s/ Roland Persson

Roland Persson

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President, CEO

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Address:	Domkyrkov. 17
Höllviken
QLIK TECHNOLOGIES INC.
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COMMON/SERIES AA PREFERRED STOCK HOLDERS:

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/s/ Måns Hultman

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MÅNS HULTMAN

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QLIK TECHNOLOGIES INC.
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COMMON/SERIES AA PREFERRED STOCK HOLDERS:

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/s/ Tim Hansen

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Tim Hansen

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Address:	Bielkevägen 12, S-18263 DJURSHOLM
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QLIK TECHNOLOGIES INC.
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COMMON/SERIES AA PREFERRED STOCK HOLDERS: If an individual:
/s/ Anna Hansson
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Anna Hansson
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Address:	Raliv. 42, 23736 Bjärred
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QLIK TECHNOLOGIES INC.
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COMMON/SERIES AA PREFERRED STOCK HOLDERS: If an individual entity:
/s/ Måns Hultman
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Intenspentia AB Måns Hultman

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QLIK TECHNOLOGIES INC.
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COMMON/SERIES AA PREFERRED STOCK HOLDERS: If an individual:
/s/ Johan Idh
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Johan Idh
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Address:	Iliongränd 19
SE-224 72 LUND

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QLIK TECHNOLOGIES INC.
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STIFTELSEN INDUSTRIFONDEN
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By:	/s/ Lars Ōjefors /s/ Tommy Nilsson

Lars Ōjefors Tommy Nilsson
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Address:	P.O. Box 1163 SE-11191 Stockholm
Sweden

QLIK TECHNOLOGIES INC.
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COMMON/SERIES AA PREFERRED STOCK HOLDERS: If an individual:
/s/ Kristoffer Jönsson
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Kristoffer Jönsson
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Address:	Falkenbergsgatan 1
21424 Malmö, Sweden

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QLIK TECHNOLOGIES INC.
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COMMON/SERIES AA PREFERRED STOCK HOLDERS: If an individual:
/s/ Lena Jeppesen
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LENA JEPPESEN
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Address:	Ryttaregatan 1c
212 43 Malmö

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QLIK TECHNOLOGIES INC.
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COMMON/SERIES AA PREFERRED STOCK HOLDERS: If an individual:
/s/ Sten K Johnson
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STEN K. JOHNSON
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Address:	SUECIAGATAN 22
SE-216 18 LIMHAMON
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QLIK TECHNOLOGIES INC.
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By:	/s/ Sven Olsson

Kamelen 7
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QLIK TECHNOLOGIES INC.
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Carl Lohmander
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Address:	Elevgranden 14
SE-224 67 LUND, Sweden

on behalf of Carl Lohmander, Legal guardians of Carl Lohmander	If an entity:

/s/ Håkan Lohmander

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/s/ Kerstin Lohmander	By:
Kerstin Lohmander

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QLIK TECHNOLOGIES INC.
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Laitis Handels AB
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By:	/s/ Måns Hultman

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CEO
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QLIK TECHNOLOGIES INC.
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COMMON/SERIES AA PREFERRED STOCK HOLDERS: If an individual:
/s/ Niklas Lagesson
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Niklas Lagesson
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Address:	Tågagatan 46
Helsingborg SE

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QLIK TECHNOLOGIES INC.
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COMMON/SERIES AA PREFERRED STOCK HOLDERS: If an individual:
/s/ Magnus Lindhe
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MAGNUS LINDHE
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Address:	VISVÄGEN 18
S-245 42 STAFFANSTORP

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QLIK TECHNOLOGIES INC.
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COMMON/SERIES AA PREFERRED STOCK HOLDERS: If an individual:
/s/ Anna Lindh
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Anna Lindh
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Address:	Nobelrägen 113
214 33 MALMŐ

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QLIK TECHNOLOGIES INC.
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COMMON/SERIES AA PREFERRED STOCK HOLDERS: If an individual:
/s/ Håkan Lohmander
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Håkan Lohmander
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Address:	Elevgranden 14
SE-224 67 LUND, Sweden

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QLIK TECHNOLOGIES INC.
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By:	MG Engström AB

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Address:	Duvarp 31
274 62 Rydsgärd Sweden

QLIK TECHNOLOGIES INC.
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COMMON/SERIES AA PREFERRED STOCK HOLDERS: If an individual:
/s/ Jeanett Miladinov
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JEANETT MILADINOV
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Address:	TÅBELUNDSV 5
S-24137 ESLÖV

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QLIK TECHNOLOGIES INC.
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COMMON/SERIES AA PREFERRED STOCK HOLDERS: If an individual:
/s/ Lennart Nilsson
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LENNART NILSSON
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Address:	PROFESSORSGATAN 24
S-22263 LUND SWEDEN

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QLIK TECHNOLOGIES INC.
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COMMON/SERIES AA PREFERRED STOCK HOLDERS: If an individual:
/s/ Margareta Nilsson
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MARGARETA NILSSON
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Address:	Professorsgatan 24
222 63 Lund

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QLIK TECHNOLOGIES INC.
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NOVEXUS, LLC
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By:	/s/ Christer Bergman

CHRISTER BERGMAN
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PRESIDENT
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Address:	927 FAIRWAY DR
VIENNA, VA 22180, USA

QLIK TECHNOLOGIES INC.
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COMMON/SERIES AA PREFERRED STOCK HOLDERS:

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/s/ Jonas Nachmanson

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JONAS NACHMANSON
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Address:	KANSLIGATAN 11
SE-24431 KĀVLINGE, SWEDEN

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QLIK TECHNOLOGIES INC.
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COMMON/SERIES AA PREFERRED STOCK HOLDERS:

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/s/ Kenneth Nörgaard

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Kenneth Nörgaard
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Address:	Backgatan 5 27035 Bientarp
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QLIK TECHNOLOGIES INC.
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COMMON/SERIES AA PREFERRED STOCK HOLDERS:

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/s/ Måns Hultman

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Parlamentet 1 AB Måns Hultman

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QLIK TECHNOLOGIES INC.
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COMMON/SERIES AA PREFERRED STOCK HOLDERS:

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/s/ Tor Peters

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Tor Peters
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QLIK TECHNOLOGIES INC.
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COMMON/SERIES AA PREFERRED STOCK HOLDERS:

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/s/ Daniel Persson

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Daniel Persson
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Address:	Flygelvägen 100 22472 Lund
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QLIK TECHNOLOGIES INC.
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COMMON/SERIES AA PREFERRED STOCK HOLDERS:

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/s/ Jens Rundquist

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Address:	Ingrid Bergmans Väg 11
169 40 Solna

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QLIK TECHNOLOGIES INC.
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COMMON/SERIES AA PREFERRED STOCK HOLDERS:

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/s/ Niclas Rävås

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NICLAS RÄVÅS
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Address:	REKTORSV 12 224 67
LUND SWEDEN

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QLIK TECHNOLOGIES INC.
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COMMON/SERIES AA PREFERRED STOCK HOLDERS:

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/s/ Pär Rosell

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PÄR ROSELL
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Address:	Derbyvägen 67
252 86 HELSINGBORG

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QLIK TECHNOLOGIES INC.
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COMMON/SERIES AA PREFERRED STOCK HOLDERS:

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/s/ Roland Stålbrand

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Roland Stålbrand

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Address:	Bäckabrinken 35B

244 33 KÄVLINGE SWEDEN

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QLIK TECHNOLOGIES INC.
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COMMON/SERIES AA PREFERRED STOCK HOLDERS:

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/s/ Måns Hultman

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Sundet Investment AB

Måns Hultman

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QLIK TECHNOLOGIES INC.
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COMMON/SERIES AA PREFERRED STOCK HOLDERS:

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/s/ Henrik Svensson

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Henrik Svensson

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Address:	östervång 43 SE-247 32 Södra Sandby SWEDEN

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QLIK TECHNOLOGIES INC.
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COMMON/SERIES AA PREFERRED STOCK HOLDERS:

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/s/ Maria Stenberg

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Maria Stenberg

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Address:	Gröuedersvsjoer 47 22228 Lund

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QLIK TECHNOLOGIES INC.
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COMMON/SERIES AA PREFERRED STOCK HOLDERS:

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/s/ Wilhelm Suneson

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WILHELM SUNESON

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Address:	12152 Johanneshov Karlshuner 39

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QLIK TECHNOLOGIES INC.
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COMMON/SERIES AA PREFERRED STOCK HOLDERS:

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/s/ Gösta Sjölin

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GÖSTA SJÖLIN

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Address:	Nicolovousgatan 8A 21757 MALMŐ SWEDEN

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QLIK TECHNOLOGIES INC.
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COMMON/SERIES AA PREFERRED STOCK HOLDERS:

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/s/ Per Sandö

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PER SANDÖ

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Address:	TUNVÄGEN 22, 17068 SOLNA SWEDEN

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QLIK TECHNOLOGIES INC.
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COMMON/SERIES AA PREFERRED STOCK HOLDERS:

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/s/ Malin Sjöberg

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Malin Sjöberg

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Address:	Bäckabrinken 35B S-244 33 KÄVLINGE

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QLIK TECHNOLOGIES INC.
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COMMON/SERIES AA PREFERRED STOCK HOLDERS:

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/s/ Patrick Sillén

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Patrick Sillén

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QLIK TECHNOLOGIES INC.
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COMMON/SERIES AA PREFERRED STOCK HOLDERS:

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/s/ Hans Sjöstedt

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Hans Sjöstedt

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Address:	Stydyunkargatan 6, 21233 Mō Sweden

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QLIK TECHNOLOGIES INC.
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COMMON/SERIES AA PREFERRED STOCK HOLDERS:

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/s/ Tamara Neumann

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Tamara Neumann

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Address:	Steigerweg 6 34233 Fuldatal

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QLIK TECHNOLOGIES INC.
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TIBIA KONSULT AB
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By:	/s/ Sten K. Johnson

STEN K. JOHNSON

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DIRECTOR

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Address:	c/o MIDWAY HOLDING AB BOX 4241 SE-20313 MALMŌ
QLIK TECHNOLOGIES INC.
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COMMON/SERIES AA PREFERRED STOCK HOLDERS:

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/s/ Håkan Wolgé

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HÅKAN WOLGÉ

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Address:	VIBORGSSLINGAN 18 S-22472 LUND, SWEDEN

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QLIK TECHNOLOGIES INC.
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COMMON/SERIES AA PREFERRED STOCK HOLDERS:

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PETER VILÉN FASTIGHETSKONSULT AB

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By:	/s/ Peter Vilén

PETER VILÉN

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Address:	VASAGATAN 2A 216 12 LIMHAMN SWEDEN
QLIK TECHNOLOGIES INC.
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COMMON/SERIES AA PREFERRED STOCK HOLDERS:

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/s/ Carolina Wikström

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Carolina Wikström

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Address:	Borgenö Allé 21 SE-24439 Körlinge Sweden

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QLIK TECHNOLOGIES INC.
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COMMON/SERIES AA PREFERRED STOCK HOLDERS:

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/s/ Johan Wickström

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Johan Wickström

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Address:	Ring V 99 235 93 Vellinge

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QLIK TECHNOLOGIES INC.
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COMMON/SERIES AA PREFERRED STOCK HOLDERS:

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/s/ Rasmus Wittsell

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RASMUS WITTSELL

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Address:	VĀSTERGATAN 28 275 33 SJŌBO SWEDEN

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Schedule A
The Investors
Accel Europe, L.P.
Accel Europe Investors 2004 L.P.
Jerusalem Venture Partners IV, L.P.
Jerusalem Venture Partners IV-A, L.P.
Jerusalem Venture Partners Entrepreneurs Fund IV, L.P.
Jerusalem Venture Partners IV (Israel), L.P.

Investors Cont’d
Asplund, Johan,
Averstedt, Johan
Been, Henrik
Benteke, Per
Berg, Bjorn (BJB Forvaltning AB)
Berg, Christer
Berg, Lars-Inge
Berg, Lisa
Berg, Sten
Berglund, Karin
Bjork, Claes
Bjork, Lars
BlueGenes Natverkskapital AB
Callin, Johan,
Carlo, Ingemar
Carnemark, Mathias
Dahlberg, Adam
Dahlberg, Anna
Dahlberg, Johan
Ehno, Fredrik
Falkenborn, Anna
Falkenborn, Per
Flodr, Ivana
Gantro AB
Gestrelius, Harriet
Gestrelius, Staffan
Hansen, Tim
Hansson, anna
Hultman, Mans
Idh, Johan
Intenspentia
Jeppesen, lena
Jonsson, Kristoffer
Johnson, Sten K. c/o Midway Holding
Kamelen 7 AB, Att: Sven Olsson
Lagesson, Niklas
Laitis Handels AB, Att: Mats Nilstoft
Lindh, Anna
Lindhe, Magnus
Lohmander, Carl
Lohmander , Hakan
MG Engstrom AB, Goran Engstrom
Miladinov, Jeanett
MM 2000 Markment Ab, Att: Roy Ahnell
Nachmanson, Jonas
Neuman, Tamara
Nilsson, Lennart
Nilsson, Margareta
Norgaard, Kenneth
Novexus LLC, Christer Bergman
Parlamentet 1 AB, Mats Nilstoft
Person, Daniel
Peter Vilen Fastighetskonsult AB
Peters, Tor
Ravas, Niclas

Rosell, Pelle
Rundquist, Jens
Sando, Pelle
Sillen, Patrick,
Sjoberg, Malin
Sjolin, Gosta
Sjostedt, Hans
Stalbrand, Roland
Stenberg, Maria
Stiftelsen Industrifonden,
Sundet Investment
Suneson, Wilhelm
Svensson, Henrik
Swedestart II KB (Capman)
Tibia AB c/o Midway Holding
Wickstrom, Johan
Wickstrom, Carolina
Wittsell, Rasmus
Wolge, Hakan

Schedule B
The Common Holders

Common Holders
Asplund, Johan
Averstedt, Johan
Been, Henrik
Benteke, Per
Berg, Bjorn (BJB Forvaltning AB)
Berg, Christer
Berg, Lars-Inge
Berg, Lisa
Berg, Sten
Berglund, Karin
Bjork, Claes
Bjork, Lars
Callin, Johan
Carlo, Ingemar
Carnemark, Mathias
Dahlberg, Adam
Dahlberg, anna
Dahlberg, Johan
Ehno, Fredrik
Falkenborn, Anna
Falkenborn, Per
Flodr, Ivana
Gantro AB
Gestrelius, Harriet
Gestrelius, Staffan
Hansen, Tim
Hansson, Anna
Hultman, Mans
Idh, Johan
Intenspentia
Jeppesen, Lena
Jonsson, Kristoffer
Johnson, Sten K. c/o Midway Holding
Kamelen 7 AB, Att: Mats Nilstoft
Lindh, Anna
Lindhe, Magnus
Lohmander, Carl
Lohmander, Hakan
MG Engstrom AB, Goran Engstrom
Miladinov, Jeanett
MM 2000 markment AB, Att: Roy Ahnell
Nahmanson, Jonas
Neumann, Tamara
Nilsson, Lennart
Nilsson, margareta
Norgaard, Kenneth
Novexus, LLC, Christer Bergman
Parlamentet 1 AB, Mats Nilstoft
Persson, Daniel
Peter Vilen Fastighetskonsult Ab
Peters, Tor

Ravas, Niclas
Rossell, Pelle
Rundquist, Jens
Sando, Pelle
Sillen, Patrick
Sjoberg, Malin
Sjolin, Gosta
Sjostedt, Hans
Stalbrand, Roland
Stenberg, Maria
Stiftelsen Industrifonden
Sundet Investment
Suneson, Wilhelm
Svensson, Henrik
Tibia AB c/o Midway Holding
Wickstrom, Johan
Wikstrom, Carolina
Wittsell, Rasmus
Wolge, Hakan

Exhibit A
ADOPTION AGREEMENT
          This Adoption Agreement (“Adoption Agreement”) is executed by the undersigned (the “Transferee”) pursuant to the terms of that certain Voting Agreement dated as of               , 2004 (the “Agreement”) by and among the Company, the Subsidiary and certain of the Company’s stockholders. Capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in the Agreement. By the execution of this Adoption Agreement, the Transferee agrees as follows:
Acknowledgment. Transferee acknowledges that Transferee is acquiring certain shares of the capital stock of the Company (the “Stock”), subject to the terms and conditions of the Agreement.
Agreement. Transferee (i) agrees that the Stock acquired by Transferee shall be bound by and subject to the terms of the Agreement, and (ii) hereby adopts the Agreement with the same force and effect as if Transferee were originally a Party thereto.
Notice. Any notice required or permitted by the Agreement shall be given to Transferee at the address listed beside Transferee’s signature below.
          EXECUTED AND DATED this            day of                     , 20   .

TRANSFEREE:
By:
Name and Title

Address:
Fax:

Accepted and Agreed:

QLIK TECHNOLOGIES INC.

By:

Name:
Title:

E-1